Earnings Per Share	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
Earnings Per Share	Earnings Per Share
Diluted earnings per share are the same as basic earnings per share. There are no other potentially dilutive shares. The computation of basic earnings per share is presented as follows:

	December 31,
	2021	2022	2023
Net income	$174,348	$172,554	$77,351
Less preferred dividend attributable to preferred shareholders	11,064	8,978	8,000
(Plus) Mezzanine equity measurement	(271)	—	—
Net income available to common shareholders	$163,555	$163,576	$69,351
Weighted average number of shares, basic and diluted	113,716,354	120,653,507	113,619,092
Earnings per share in U.S. Dollars, basic and diluted	$1.44	$1.36	$0.61